UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2009

Alchemical Capital Corp.
(Exact name of Registrant as Specified in its Charter)

Florida	0-53347	26-2814324
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

1560 Calais Drive
Miami, Florida  33141
(Address of Principal Executive Offices including Zip Code)

(831) 325-4194
(Registrant’s Telephone Number, including Area Code)

9116 Byron Avenue
Surfside, Florida  33154
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)           Previous Independent Registered Public Accounting Firm.

On March 23, 2009, Alchemical Capital Corp., a Florida corporation (the “Company”), dismissed Moore & Associates, Chartered, as its independent registered public accounting firm.  The Company’s Board of Directors has approved the decision to change the Company’s independent registered public accounting firm to Lake & Associates, CPA’s, LLC.

The report of Moore & Associates, Chartered on the balance sheet of the Company as of June 30, 2008, and the related statements of operations, shareholder’s deficiency and cash flows for the period from June 16, 2008 (inception) through June 30, 2008 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.  There have been no disagreements with Moore & Associates, Chartered on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore & Associates, Chartered, would have caused Moore & Associates, Chartered to make reference thereto in its report on the Company’s financial statements.

The Company has requested that Moore & Associates, Chartered furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter dated March 23, 2009, is attached as Exhibit 16.1 to this Form 8-K.

(b)           New Independent Registered Public Accounting Firm.

On March 23, 2009, the Company engaged Lake & Associates, CPA’s, LLC, as its independent registered public accounting firm for the fiscal year ending December 31, 2008.  The Company has not previously consulted with Lake & Associates, CPA’s, LLC, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure regarding the Company.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.                                Description

16.1	Letter dated March 23, 2009 from Moore & Associates, Chartered to the Securities and Exchange Commission regarding statements included in this report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCHEMICAL CAPITAL CORP. (Registrant)

Dated: March 23, 2009	By:	/s/ Robert Papiri
Robert Papiri
President, Secretary and Treasurer

Alchemical Capital Corp.

Index to Exhibits

Exhibit Number                                           Description

16.1	Letter dated March 23, 2009 from Moore & Associates, Chartered to the Securities and Exchange Commission regarding statements included in this report on Form 8-K